Exhibit A

                           JOINT FILING AGREEMENT

          The undersigned hereby agree that the Statement on Schedule 13D filed herein (and any amendments thereto), relating to the common stock, $0.10 par value, of Beverly Enterprises, Inc., is being filed jointly with the Securities and Exchange Commission pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, on behalf of each such person.

Dated:  January 24, 2005


                                APPALOOSA INVESTMENT LIMITED
                                PARTNERSHIP I

                                By:  APPALOOSA MANAGEMENT L.P.,
                                     Its General Partner
                                     By:  APPALOOSA PARTNERS INC.,
                                          Its General Partner

                                          By:  /s/ David A. Tepper
                                              --------------------------------
                                              Name:  David A. Tepper
                                              Title: President


                                PALOMINO FUND LTD.

                                By:  APPALOOSA MANAGEMENT L.P.,
                                     Its Investment Adviser
                                     By:  APPALOOSA PARTNERS INC.,
                                          Its General Partner

                                          By:  /s/ David A. Tepper
                                              --------------------------------
                                              Name:  David A. Tepper
                                              Title: President


                                APPALOOSA MANAGEMENT L.P.

                                By:  APPALOOSA PARTNERS INC.,
                                     Its General Partner

                                     By:  /s/ David A. Tepper
                                         -------------------------------------
                                         Name:  David A. Tepper
                                         Title: President


                                APPALOOSA PARTNERS INC.

                                By:  /s/ David A. Tepper
                                    ------------------------------------------
                                    Name:  David A. Tepper
                                    Title: President

                                /s/ David A. Tepper
                                ----------------------------------------------
                                David A. Tepper


                                FRANKLIN MUTUAL ADVISERS, LLC

                                By:  /s/ David J. Winters
                                    ------------------------------------------
                                    Name:  David J. Winters
                                    Title: President, Chief Executive Officer
                                           and Chief Investment Officer


                                NORTHBROOK NBV, LLC

                                By: /s/ Rob Rubin
                                   -------------------------------------------
                                   Name: Rob Rubin
                                   Title: Manager


                                /s/ David Hokin
                                ----------------------------------------------
                                DAVID HOKIN


                                /s/ Rob Rubin
                                ----------------------------------------------
                                ROB RUBIN


                                /s/ Robert Hartman
                                ----------------------------------------------
                                ROBERT HARTMAN


                                1995 DAVID REIS FAMILY TRUST


                                By:/s/ David Reis
                                   -------------------------------------------
                                   Name:  David Reis
                                   Title: Trustee


                                1995 DONNA REIS FAMILY TRUST


                                By:/s/ David Reis
                                   -------------------------------------------
                                   Name:  David Reis
                                   Title: Trustee


                                AARON REIS SPRAY TRUST


                                By:/s/ David Reis
                                   -------------------------------------------
                                   Name:  David Reis
                                   Title: Trustee


                                ANNA REIS SPRAY TRUST


                                By:/s/ David Reis
                                   -------------------------------------------
                                   Name:  David Reis
                                   Title: Trustee


                                ALEXANDER REIS SPRAY TRUST


                                By:/s/ David Reis
                                   -------------------------------------------
                                   Name:  David Reis
                                   Title: Trustee


                                DAVID REIS FAMILY TRUST


                                By:/s/ David Reis
                                   -------------------------------------------
                                   Name:  David Reis
                                   Title: Trustee


                                /s/ David Reis
                                ----------------------------------------------
                                DAVID REIS


                                BAYLOR ENTERPRISES LLC

                                By:/s/ Arnold M. Whitman
                                   -------------------------------------------
                                   Name:  Arnold M. Whitman
                                   Title: Managing Member


                                /s/ Arnold M. Whitman
                                ----------------------------------------------
                                ARNOLD M. WHITMAN